UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2025

Applied Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38898	81-3405262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Fifth Avenue, Suite 1400
New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 220-9226

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	APLT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 11, 2025, Applied Therapeutics, Inc. (the “Company”) announced that the preliminary unaudited estimate of its total stockholders’ equity as of June 30, 2025 is approximately $17.4 million.

The Company has not yet completed its quarter-end financial close process for the quarter ended June 30, 2025. The foregoing information is based on preliminary unaudited information and management estimates for the quarter ended June 30, 2025, is not a comprehensive statement of the Company’s financial results, and is subject to completion of the Company’s financial closing procedures. There can be no assurance that the Company’s actual financial results as of June 30, 2025 will not differ from these estimates, including as a result of the completion of the Company’s final adjustments, and other developments arising between the date of this filing and the time that the Company’s financial results for such period are finalized, and any such changes could be material.

These preliminary unaudited estimates have been prepared by, and are the responsibility of, the Company’s management. Ernst & Young LLP has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. These estimates should not be viewed as a substitute for interim financial statements prepared in accordance with accounting principles generally accepted in the United States and they are not necessarily indicative of the results to be achieved in any future period. Complete results as of June 30, 2025 will be included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 or in the corresponding earnings release. The Company intends to timely file such Form 10-Q and earnings release on August 13, 2025. The Company assumes no duty to update these preliminary estimates, except as required by law.

The information contained in Item 2.02 of this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

As previously reported, on February 7, 2025, the Company received a notification letter (the “Bid Price Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the closing bid price for the Company’s common stock, par value $0.0001 per share (the “Common Stock”), has been below the minimum $1.00 per share required (the “Bid Price Requirement”) for continued listing on the Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(a)(1). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was given 180 calendar days, or until August 6, 2025, to regain compliance with the Bid Price Requirement pursuant to Nasdaq Listing Rule 5450(a)(1). The Bid Price Letter also noted if the Company does not regain compliance by August 6, 2025, the Company may be eligible for an additional 180 calendar day remediation period if it transfers the listing of the Common Stock to the Nasdaq Capital Market. To qualify, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all initial listing standards for the Nasdaq Capital Market, with the exception of the Bid Price Requirement, and would need to provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. If the Company met these requirements, the Bid Price Letter stated that Nasdaq would inform the Company that it has been granted an additional 180 calendar days.

The Company has submitted an application to transfer the listing of the Common Stock from the Nasdaq Global Market to the Nasdaq Capital Market. As of the date of this filing, the Company believes that it meets the continued listing requirement for market value of publicly held shares and all initial listing standards for the Nasdaq Capital Market, with the exception of the Bid Price Requirement, including the minimum $5 million stockholders’ equity requirement. However, Nasdaq has not yet granted the Company’s application or determined whether the Company qualifies for the additional 180 calendar day remediation period. Until Nasdaq has determined that the Company is compliant with the continued listing requirement for market value of publicly held shares and all initial listing standards for the Nasdaq Capital Market, there can be no assurance that the Common Stock will be transferred to the Nasdaq Capital Market or that the Common Stock will not be delisted from Nasdaq.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” “intends,” “projects,” “plans,” and “future” or similar expressions are intended to identify forward-looking statements. Forward-looking statements include statements regarding (i) the Company’s preliminary unaudited interim financial information and (ii) the Company’s continued listing on the Nasdaq Stock Market LLC, including its ability to meet and maintain the listing requirements for the Nasdaq Capital Market, its ability to regain and maintain compliance with the Bid Price Requirement, and Nasdaq’s determination regarding the Company’s continued listing. Forward-looking statements are based on management’s current expectations and are subject to various risks and uncertainties that could cause actual results to differ materially and adversely from those expressed or implied by such forward-looking statements. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding the Company’s business are described in detail in its Securities and Exchange Commission (“SEC”) filings, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these statements except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED THERAPEUTICS, INC.

Date:	August 11, 2025	By:	/s/ Les Funtleyder
Les Funtleyder, Interim Chief Executive Officer and Chief Financial Officer